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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Annual Report on Form 10-K of Bain Capital Specialty Finance, Inc. (the "Company") for the annual period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Ewald, Chief Executive Officer of the Company, and I, Sally F. Dornaus, Chief Financial Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2020

/s/ Michael A. Ewald Michael A. Ewald Chief Executive Officer
Bain Capital Specialty Finance, Inc.
/s/ Sally F. Dornaus Sally F. Dornaus Chief Financial Officer
Bain Capital Specialty Finance, Inc.

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002